Wabtec 4th Quarter 2020 Financial Results & Company Highlights February 18, 2021 Exhibit 99.2

Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2021 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and cash conversion rate. Wabtec defines EBITDA earnings before interest, taxes, depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results.

4Q and full-year 2020 highlights

Strong execution
Delivered results in face of disruptive environment … global transportation markets recovering

Growth through technology & solutions
World-class technology (FLXDrive, Zero-to-Zero) while leveraging installed base (key int'l loco & service agreements orders)

Strengthened financial position
Strong cost management; paid down $190M in debt; improvements in working capital; returned capital to shareholders

Aggressive cost actions
EBIT driven by cost controls, LEAN actions, execution on synergies and ~200 bps adj margin improvement in Transit

Delivering on integration
On-track to deliver full run-rate of $250M in synergies in '21

FULL-YEAR 2020 PERFORMANCE

$7.6B SALES	15.1% ADJUSTED (9.9% GAAP) OPERATING MARGIN
$784M (Including ~$220M in 1x costs) CASH FROM OPS	~90% CASH CONVERSION
$3.79 ADJUSTED ($2.17 GAAP) EPS	$21.6B TOTAL BACKLOG

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4Q 2020 financial summary SALES 2020 OPERATING INCOME 2020 EPS 2020 Adj 2019 Adj(3) 2020 Adj. 2019 2020 Adj 2019 Adj(2) $2.0B $161M $0.46 $2.4B $363M $283M $1.23 $0.98 15% Adj. Margin(1) 15.3% 14.0% 4Q 2019 GAAP margin was 9.5% and 4Q 2020 GAAP operating margin was 8.0%. 4Q 2019 GAAP operating income was $226 million. 4Q 2019 GAAP EPS was $0.71 Focused execution as end markets recover

4Q 2020 Freight segment performance PRODUCT LINE YoY Equipment (32%) Timing of locomotive deliveries Components (22%) Improving sequential aftermarket offset by lower NA OE railcar build Services (4%) Improving YoY freight trends offset by high loco parkings; overhaul timing delayed Digital Electronics (22%) Strong demand for distributed power products; lower PTC sales; order momentum SALES 2020 OPERATING INCOME 2020 BACKLOG 4Q20 3Q20 2019 2020 Adj 2019 Adj(2) $1.3B $121M $1.7B $314M $218M(3) $17.8B $17.9B(4) 18.8% 16.3% 20% 4th quarter 2019 Freight segment margin was 14.3% and 4th quarter 2020 Freight segment margin was 9.0%. 4th quarter 2019 Freight segment operating income was $239 million. Freight segment income from operations was positively impacted by below market intangible amortization of $20 million. Freight segment income was adjusted by the following expenses: $32 million for restructuring and transaction and $66 million for amortization expenses. Foreign exchange rates had positive $100 million impact on the segment backlog. Adj Margin(1)

4Q 2020 Transit segment performance PRODUCT LINE YoY OE 2% Sequential recovery from COVID disruption in OE projects Aftermarket (6%) Aftermarket resilient despite COVID resurgence SALES 2020 OPERATING INCOME 2020 BACKLOG 4Q20 3Q20 2019 2020 Adj 2019 Adj(2) $0.68B $57M $0.70B $55M $77M(3) $3.5B $3.7B(4) 7.9% 11.3% 2% 5% 4th quarter 2019 Transit segment margin was 5.6% and 4th quarter 2020 Transit segment margin was 8.3%. 4th quarter 2019 Transit segment operating income was $39 million. Transit Segment income from operations was adjusted by $15 million for restructuring expenses and $5 million for amortization expenses. Foreign exchange rates had a positive $165 million impact on segment backlog. Adj Margin(1)

Resilient business allows for execution on financial priorities FOCUSED ON CASH CONVERSION FY 2020 FY 2019 $1,016M $784M $4.24B $190M YoY STRENGTHENED BALANCE SHEET 4Q 2020 4Q 2019 RETURNED CAPITAL TO SHAREHOLDERS Total Debt Cash from Ops $82M $93M $207M $4.43B ~$220M 1x (1) costs FY 2020 FY 2019 Substantial cash generation … strong cash conversion & working capital management Executing on synergy goals … on track to deliver $250M run-rate in ‘21 Solid financial position … paid down $190M in debt in ’20; paid down $723M since GET merger in Feb ‘19 First payment of tax matters agreement … paid GE ~$115M Returning capital to shareholders … >35% of ’20 cash flow from operations paid in dividends & share repurchase Strong financial position … executing on strategic plan Share repurchase Dividend One time cash outflows of ~$220M related to transaction, restructuring and litigation expenses in 2020.

2021 outlook and guidance Seeing the trough and recovery across global end-markets Equipment Components Services Digital Electronics Freight Transit Transit OE Transit AM Uncertain outlook for new railcar builds … expected to be ~25K Industrial end markets stabilizing … improving aftermarket Challenging NA loco market, somewhat offset by international deliveries Strong Int’l pipeline … order momentum building Continued growth in modernizations & international aftermarket sales Lower parkings … higher service intensity per loco as active fleet runs harder via PSR Constrained NA capex budgets Leverage PTC installed base to increase efficiency; grow PTC internationally Continue to deliver on backlog Supportive fiscal environment and stimulus expected to support Transit end markets Trains in operation increasing as economies recover … watching new COVID impacts Increase transit services drives aftermarket $7.6B to $7.9B REVENUES 2021 GUIDANCE $2.65 to $3.05 GAAP EPS $3.90 to $4.30 ADJUSTED EPS >90% CASH CONVERSION(1) (1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation & amortization

ESG commitment and defined targets to drive progress

Innovate with purpose

Products . Services . Solutions . Reman.

We are committed to developing responsible and sustainable products that minimize the impact on the planet.

By 2030 **30%**

of net sales to be driven by Wabtec's eco-efficient portfolio



1st 100% **battery-electric** locomotive

10-30% fuel & emissions savings

Responsible operations

Safe operations . Climate . Resource efficiency

We are committed to providing safe work environments and products that enable productive and efficient use of resources.

By 2030 **30%**

of all GHG emissions intensity and energy intensity to be reduced

100% By 2025, **Hosur, India** plant to be 100% energy self-sufficient

13M gallons of rain water harvested

3T solar panels eliminated 3T of CO_2

Empower people & communities

People . Community . Integrity

We are committed to a diverse & inclusive culture grounded in integrity, and focused investing in our communities.

By 2030 **30%**

of workforce to be people of color; 25% to be female



70% Marhowrah, India workforce from local community

25% workforce is female

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Solid foundation for growth and increased shareholder value Leading in decarbonization and automation technology … leveraging installed base … profitable growth via new products ~6-7% organic investment in technology as % of sales Driving continuous operational improvement and margin expansion … delivering on synergies … advancing lean culture $250MM total run-rate synergies to be delivered Generating strong cash flow with disciplined capital allocation >90% cash from operations conversion 2021 Building stronger Wabtec with purpose-driven culture on sustainability and accountability

Appendix

Income statement Appendix A ( 1 of 2)

Income statement (cont.) Appendix A ( 2 of 2)

Balance sheet Appendix B

Cash flow Appendix C

EPS and non-GAAP Reconciliation Appendix D (1 of 2)

EPS and non-GAAP Reconciliation Appendix D (2 of 2)

EBITDA reconciliation Appendix E

Sales by product line Appendix F

Segment reconciliation Appendix G